UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021 (January 10, 2021)

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36407	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Henri A. Termeer Square Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ALNY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On January 10, 2021, Alnylam Pharmaceuticals, Inc. (the “Company”) announced its preliminary fourth quarter and full year 2020 global net product revenues for ONPATTRO® (patisiran), GIVLAARI® (givosiran) and OXLUMO™ (lumasiran), and provided additional updates on the Company’s commercial launches, including initial OXLUMO demand. The Company reported preliminary global net product revenues for ONPATTRO and GIVLAARI for the fourth quarter and full year 2020 of approximately $112 million and $361 million, respectively. For the period following approval of OXLUMO in the U.S. and EU in late November 2020 through year end, the Company reported preliminary global net product revenues of approximately $0.3 million for OXLUMO. The Company also updated its cash guidance for the year ended December 31, 2020, stating that at December 31, 2020, it had preliminary cash, cash equivalents and marketable securities of approximately $1.9 billion.

The preliminary selected financial results reported by the Company are unaudited, subject to adjustment, and provided as an approximation in advance of the Company’s announcement of complete financial results in February 2021.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release dated January 10, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.

Date: January 11, 2021	By:	/s/ Jeff Poulton
Jeff Poulton Executive Vice President, Chief Financial Officer